SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 1, 2005

                              WINTHROP REALTY TRUST
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

       001-06249                                          34-6513657
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(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
              (Registrant's Telephone Number, Including Area Code)

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

      On December 1, 2005, the Registrant announced that it changed its name from First Union Real Estate Equity and Mortgage Investments to Winthrop Realty Trust. In addition, the Registrant's operating partnership also changed its name from First Union REIT L.P. to WRT Realty L.P. The Registrant's name change was approved by the Registrant's board of trustees on March 2, 2005 and by the Registrant's shareholders on May 10, 2005. Pursuant to the consents, the name change was to be effected at any time prior to December 31, 2005. The Registrant's ticker symbol on the New York Stock Exchange remains "FUR." A copy of the press release is attached hereto as exhibit 99.

ITEM 9.01 Financial Statements and Exhibits.

      (c)   Exhibits

      99.   Press Release dated December 1, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 2nd day of December, 2005.

                                                     WINTHROP REALTY TRUST


                                                     By: /s/ Carolyn Tiffany
                                                         -----------------------
                                                         Carolyn Tiffany
                                                         Chief Operating Officer